EXHIBIT 32.2

Certification by the Chief Financial Officer
Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, James G. Livingston, Chief Financial Officer of the Federal Home Loan Bank of Des Moines (“Registrant”) certify that, to the best of my knowledge:

1
The Registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2026 (“Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 10, 2026	/s/ James G. Livingston
James G. Livingston
Chief Financial Officer